UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 30, 2016

Ritchie Bros. Auctioneers Incorporated

(Exact name of registrant as specified in its charter)

Canada	001-13425	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9500 Glenlyon Parkway, Burnaby, British Columbia, Canada V5J0C6
(Address of principal executive offices) (Zip Code)

(778) 331-5500

(Registrant's telephone number, including area code)

N/A

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On November 30, 2016, Ritchie Bros. Auctioneers Incorporated (“Ritchie Bros.”) issued a press release announcing its intention to offer US$500.0 million aggregate principal amount of senior notes due 2025 (the “Notes”), subject to market conditions.

The Notes will be offered and sold only to qualified institutional buyers in reliance on Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), and outside the U.S. to non-U.S. persons in reliance on Regulation S of the Securities Act. The Notes have not been and will not be registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. The Notes have not been and will not be qualified for sale to the public by prospectus under applicable Canadian securities laws and accordingly, any offer and sale of the securities in Canada will be made on a basis which is exempt from the prospectus requirements of such securities laws.

Ritchie Bros. is disclosing under Item 7.01 of this Current Report on Form 8-K the information attached as Exhibit 99.1, which information is incorporated by reference herein. This information, which has not been previously reported, is excerpted from a confidential offering circular that is being disseminated in connection with the offering of the Notes described above. The information set forth in this Current Report on Form 8-K under this Item 7.01, including the Exhibit 99.1 referenced herein, are being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of Ritchie Bros.’ filings under the Securities Act, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Item 8.01 Other Events

A copy of the press release announcing the commencement of the offering of the Notes described under Item 7.01 of this Current Report on Form 8-K is attached as Exhibit 99.2 and is incorporated herein by reference.

Forward-looking statements

This Current Report on Form 8-K contains forward-looking statements and forward-looking information within the meaning of applicable U.S. and Canadian securities legislation (collectively, “forward-looking statements”), including, in particular, statements regarding Ritchie Bros’ ability to consummate the proposed notes offering and, if consummated, the terms and conditions of the proposed IronPlanet acquisition, the expected timetable for completing the IronPlanet transaction, Ritchie Bros.’ and Iron Planet’s future financial and operational results, benefits and synergies of the IronPlanet transaction, future opportunities for the combined businesses of Ritchie Bros. and IronPlanet, the terms and potential benefits of the previously announced proposed transaction between Ritchie Bros. and Caterpillar Inc. (“Caterpillar”) and any other statements regarding events or developments that Ritchie Bros. believes or anticipates will or may occur in the future. Forward-looking statements are statements that are not historical facts and are generally, although not always, identified by words such as “expect,” “plan,” “anticipate,” “project,” “target,” “potential,” “schedule,” “forecast,” “budget,” “estimate,” “intend” or “believe” and similar expressions or their negative connotations, or statements that events or conditions “will,” “would,” “may,” “could,” “should” or “might” occur. All such forward-looking statements are based on the opinions and estimates of management as of the date such statements are made. Forward-looking statements necessarily involve assumptions, risks and uncertainties, certain of which are beyond Ritchie Bros.’ control, including risks and uncertainties related to: general economic conditions and conditions affecting the industries in which Ritchie Bros., IronPlanet and Caterpillar. operate; obtaining regulatory approvals in connection with the IronPlanet transaction; each of Ritchie Bros.’ and IronPlanet’s ability to satisfy the merger agreement conditions and consummate the transaction on the anticipated timetable, or at all; Ritchie Bros.' ability to successfully integrate IronPlanet's operations and employees with Ritchie Bros.' existing business; the ability to realize anticipated growth, synergies and cost savings in the IronPlanet transaction; the maintenance of important business relationships; the effects of the IronPlanet transaction on relationships with employees, customers, other business partners or governmental entities; transaction costs; Ritchie Bros.’ ability to manage its indebtedness; risks associated with Ritchie Bros.’ incurrence of additional indebtedness; Ritchie Bros.’ ability to maintain compliance with covenants under the agreements governing its indebtedness; downgrades of Ritchie Bros.’ credit ratings; deterioration of or instability of the economy, the markets Ritchie Bros. serves or the financial markets generally; as well as the risks and uncertainties set forth in Ritchie Bros.’ Annual Report on Form 10-K for the year ended December 31, 2015 and Ritchie Bros.’ Quarterly Report on Form 10-Q for the quarter ended September 30, 2016, which are available on the SEC, SEDAR, and Ritchie Bros.’ website. The foregoing list is not exhaustive of the factors that may affect Ritchie Bros.’ forward-looking statements. There can be no assurance that forward-looking statements will prove to be accurate, and actual results may differ materially from those expressed in, or implied by, these forward-looking statements. Forward-looking statements are made as of the date of this news release and Ritchie Bros. does not undertake any obligation to update the information contained herein unless required by applicable securities legislation. For the reasons set forth above, you should not place undue reliance on forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:
99.1	Disclosure in connection with the distribution of the preliminary offering memorandum for $500,000,000 aggregate principal amount of senior notes due 2025.
99.2	Press Release announcing the commencement of the Notes Offering, dated November 30, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RITCHIE BROS. AUCTIONEERS INCORPORATED

By:	/s/ Darren Watt
Darren Watt
General Counsel & Corporate Secretary

Date:  November 30, 2016

EXHIBIT INDEX

Exhibit No.	Description
99.1	Disclosure in connection with the distribution of the preliminary offering memorandum for $500,000,000 aggregate principal amount of senior notes due 2025.
99.2	Press Release announcing the commencement of the Notes Offering, dated November 30, 2016.